PIMCO Funds

Supplement Dated June 9, 2005 to the

Prospectus for Class A and C Shares of the Developing Local Markets

 Fund and the Fundamental IndexPLUS TR Fund dated May 31, 2005

Effectively immediately, the table at the bottom of page 13, entitled "Fundamental IndexPLUS TR Fund", is replaced, in its entirety, with the following table:
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0-$99,999	3.90%	3.75%
$100,000-$249,999	3.36%	3.25%
$250,000-$499,999	2.30%	2.25%
$500,000-$999,999	1.78%	1.75%
$1,000,000+	0.00%*	0.00%*